Second Amendment to Amended and Restated Credit Agreement
THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of July 23, 2013, to be effective as of the Amendment Effective Date (as defined below) is by and among Eagle Rock Energy Partners, L.P., a Delaware limited partnership (the “Borrower”), the Lenders party hereto, and Wells Fargo Bank, National Association, as administrative agent for the lenders (together with its successors in such capacity, the “Administrative Agent”).
Recitals
WHEREAS, the Borrower, the Lenders and agents party thereto, and the Administrative Agent are party to that certain Amended and Restated Credit Agreement, dated as of June 22, 2011 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”). Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings assigned to them in the Credit Agreement.
WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders amend the Credit Agreement as set forth below.
WHEREAS, the Administrative Agent and the Lenders party hereto are willing to amend the Credit Agreement as described herein upon the satisfaction of the conditions set forth herein.
NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
ARTICLE I
Amendments to Credit Agreement
Section 1.01    Amendments to Section 1.01. Section 1.01 of the Credit Agreement is amended as follows:

(a)Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions where alphabetically appropriate:

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.
“Excluded Swap Obligation” means, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the Guaranty of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap Obligation (or any Guaranty thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Future Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor's failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act (determined after giving effect to Section 12.17 and any other “keepwell, support or other agreement” for the benefit of such Guarantor and any and all guarantees of such Guarantor's Swap Obligations by other Loan Parties)

at the time the Guaranty of such Guarantor, or a grant by such Guarantor of a security interest, becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guaranty or security interest is or becomes illegal.
“Guaranty” means the guaranty made by each Loan Party contained in the Guaranty and Collateral Agreement.
“Qualified ECP Guarantor” means, in respect of any Swap Obligations, at any time, each Loan Party, with total assets exceeding $10,000,000 or that qualifies at such time as an “eligible contract participant” under the Commodity Exchange Act and can cause another person to qualify as an “eligible contract participant” at such time under §1a(18)(A)(v)(II) of the Commodity Exchange Act.
“Specified Loan Party” means any Loan Party that is not an “eligible contract participant” under the Commodity Exchange Act (determined prior to giving effect to Section 12.17).
(b)The definition of “Secured Obligations” set forth in Section 1.01 of the Credit Agreement is hereby amended by (i) deleting the "." at the end thereof and (ii) adding the following at the end thereof:

; provided, that the “Secured Obligations” will not include any Excluded Swap Obligations.
Section 1.02    Amendments to Section 9.01. Section 9.01 of the Credit Agreement is hereby amended as follows:

(a)    Section 9.01(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
(b)    Total Leverage Ratio. The Borrower will not, as of the last day of any fiscal quarter, permit the Total Leverage Ratio to be greater than the applicable ratio set forth for such fiscal quarter below.

Fiscal Quarter Ended	Total Leverage Ratio
June 30, 2013	5.50:1.00
September 30, 2013	5.50:1.00
December 31, 2013	5.50:1.00
March 31, 2014	5.25:1.00
June 30, 2014	5.00:1.00
September 30, 2014	4.75:1.00
December 31, 2014 through the Maturity Date	4.50:1.00

(b)    Section 9.01(f) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(f)    Senior Secured Leverage Ratio. The Borrower will not, as of the last day of any fiscal quarter ending on or before September 30, 2014, permit the Senior Secured Leverage Ratio to exceed the applicable ratio set forth below for such fiscal quarter.

Fiscal Quarter Ended	Total Senior Secured Leverage Ratio
June 30, 2013	3.15:1.00
September 30, 2013	3.15:1.00
December 31, 2013	3.15:1.00
March 31, 2014	3.10:1.00
June 30, 2014	3.05:1.00
September 30, 2014	2.95:1.00

Section 1.03    Amendment to Article XII. Article XII of the Credit Agreement is hereby amended by adding the following section as a new Section 12.17:

Section 12.17    Keepwell. Each Loan Party that is a Qualified ECP Guarantor at the time the Guaranty or the grant of a security interest under the Loan Documents, in each case, by any Specified Loan Party becomes effective with respect to any Swap Obligation, hereby jointly and severally, absolutely, unconditionally and irrevocably undertakes to provide such funds or other support to each Specified Loan Party with respect to such Swap Obligation as may be needed by such Specified Loan Party from time to time to honor all of its obligations under its Guaranty and the other Loan Documents in respect of such Swap Obligation (but, in each case, only up to the maximum amount of such liability that can be hereby incurred without rendering such Qualified ECP Guarantor's obligations and undertakings under this Section 12.17 voidable under Applicable Law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations and undertakings of each Qualified ECP Guarantor under this Section 12.17 shall remain in full force and effect until the Obligations have been indefeasibly paid and performed in full. Each Qualified ECP Guarantor intends this Section 12.17 to constitute, and this Section 12.17 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of, each Specified Loan Party for all purposes of the Commodity Exchange Act.
ARTICLE II
Conditions Precedent
Section 2.01    This Amendment shall become effective as of June 30, 2013 (the “Amendment Effective Date”), when and only when the following conditions are satisfied:

(a)    the Administrative Agent has received duly executed counterparts of this Amendment from the Borrower and Majority Lenders, in such numbers as the Administrative Agent or its counsel may reasonably request;

(b)    the Administrative Agent has received, for the account of each Lender executing this Amendment on or prior to the date hereof, upfront fees in an aggregate amount for each such Lender equal to 10 basis points (0.10%) of the amount of such Lender's Commitment;

(c)    the Administrative Agent and the Lenders have received such other fees as may be agreed to among the Borrower, the Administrative Agent and the Lenders with respect hereto and all other fees due and payable on or prior to the effectiveness hereof as provided in any Loan Document, including to the extent invoiced in reasonable detail reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement (including, without limitation, the reasonable fees and expenses of counsel to the Administrative Agent); and

(d)    after giving effect to this Amendment, no Default will occur and be continuing as of the Amendment Effective Date.

ARTICLE III
Representations and Warranties

Section 3.01    Each Loan Party hereby represents and warrants to each Lender that:

(a)    each of the representations and warranties of such Loan Party set forth in the Credit Agreement and in the other Loan Documents is true and correct in all material respects on and as of the Amendment Effective Date as if made on and as of the Amendment Effective Date, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties continue to be true and correct in all material respects as of such specified earlier date;
(b)    at the time of, and immediately after giving effect to, this Amendment, no Default has occurred and is continuing;
(c)    the execution, delivery and performance by such Loan Party of this Amendment are within its powers and have been duly authorized by all necessary corporate or other action;
(d)    this Amendment constitutes the legal, valid and binding obligation of such Loan Party, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law; and
(e)    the execution, delivery and performance by such Loan Party of this Amendment (i) does not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority or any other third Person (including shareholders or any class of directors, whether interested or disinterested, of the Loan Parties or any other Person), nor is any such consent, approval, registration, filing or other action necessary for the validity or enforceability of this Amendment or the consummation of the transactions contemplated hereby, except such as have been obtained or made and are in full force and effect other than those third party approvals or consents which, if not made or obtained, would not cause a Default hereunder, could not reasonably be expected to have a Material Adverse Effect or do not have an adverse effect on the enforceability of this Amendment or the other Loan Documents, (ii) will not violate any applicable law or regulation or any Organization Document of such Loan Party or any order of any Governmental Authority, (iii) will not violate or result in a default under any indenture, agreement or other instrument binding upon such Loan Party or its Properties, or give rise to a right thereunder to require any payment to be made by such Loan Party and (iv) will not result in the creation or imposition of any Lien on any Property of such Loan Party (other than the Liens created by the Loan Documents).

ARTICLE IV
Miscellaneous

Section 4.01    Credit Agreement in Full Force and Effect as Amended. Except as specifically amended hereby, the Credit Agreement and other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed as so amended. Except as expressly set forth herein, this Amendment shall not be deemed to be a waiver, amendment or modification of any provisions of the Credit Agreement or any other Loan Document or any right, power or remedy of the Administrative Agent or the Lenders, or constitute a waiver of any provision of the Credit Agreement or any other Loan Document, or any other document, instrument and/or agreement executed or delivered in connection therewith or of any Default or Event of Default under any of the foregoing, in each case whether arising before or after the date hereof or as a result of performance hereunder or thereunder. This Amendment also shall not preclude the future exercise of any right, remedy, power, or privilege available to the Administrative Agent and/or the Lenders whether under the Credit Agreement, the other Loan Documents, at law or otherwise. All references to the Credit Agreement shall be deemed to mean the Credit Agreement as modified hereby. The parties hereto agree to be bound by the terms and conditions of the Credit Agreement and Loan Documents as amended by this Amendment, as though such terms and conditions were set forth herein. Each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended by this Amendment, and each reference herein or in any other Loan Documents to the “Credit Agreement” shall mean and be a reference to the Credit Agreement as amended and modified by this Amendment. For the avoidance of doubt, each of the Guarantors hereby (a) acknowledges the terms of this Amendment and (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, and any security interested granted by, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, notwithstanding the consents and waivers contained herein.

Section 4.02    GOVERNING LAW. THIS AMENDMENT, AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER, SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

Section 4.03    Descriptive Headings, Etc. The descriptive headings of the sections of this Amendment are inserted for convenience only and shall not be deemed to affect the meaning or construction of any of the provisions hereof. The statements made and the terms defined in the recitals to this Amendment are hereby incorporated into this Amendment in their entirety.

Section 4.04    Entire Agreement. This Amendment and the documents referred to herein represent the entire understanding of the parties hereto regarding the subject matter hereof and supersede all prior and contemporaneous oral and written agreements of the parties hereto with respect to the subject matter hereof.

Section 4.05    Loan Document. This Amendment is a Loan Document executed under the Credit Agreement, and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto.

Section 4.06    Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement. Delivery of an executed counterpart of the signature page of this Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart thereof.

Section 4.07    Successors. The execution and delivery of this Amendment by any Lender shall be binding upon each of its successors and assigns.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first written above.

BORROWER:	EAGLE ROCK ENERGY PARTNERS, L.P.
By:    Eagle Rock Energy GP, L.P.
By:    Eagle Rock Energy G&P, LLC

By:    /s/ Jeffrey P. Wood
Name: Jeffrey P. Wood
Title: Chief Financial Officer

GUARANTORS:	EROC MIDSTREAM ENERGY, L.P.
EROC QUITMAN GATHERING COMPANY, LP
EROC GATHERING COMPANY, LP
MIDSTREAM GAS SERVICES, L.P.
EAGLE ROCK FIELD SERVICES, L.P.
EAGLE ROCK ENERGY SERVICES, L.P.
EAGLE ROCK PIPELINE, L.P.
EAGLE ROCK UPSTREAM DEVELOPMENT II, L.P.
EAGLE ROCK GAS GATHERING & PROCESSING, LTD.
EAGLE ROCK OPERATING, L.P.
EAGLE ROCK GOM, L.P.
EAGLE ROCK DESOTO PIPELINE, L.P.
EAGLE ROCK MIDSTREAM, L.P.

By:	Eagle Rock Pipeline GP, LLC, its general partner

By: /s/ Jeffrey P. Wood

EAGLE ROCK ACQUISITION PARTNERSHIP L.P.

By:	Eagle Rock Upstream Development Company, Inc., its general partner

By: /s/ Jeffrey P. Wood

EAGLE ROCK ACQUISITION PARTNERSHIP II, L.P.

By:	Eagle Rock Upstream Development Company II, Inc., its general partner

By: /s/ Jeffrey P. Wood

EAGLE ROCK ENERGY GP, L.P.

By:	Eagle Rock Energy G&P, LLC, its general partner

By: /s/ Jeffrey P. Wood

EAGLE ROCK ENERGY G&P, LLC
HESCO GATHERING COMPANY, LLC
HESCO PIPELINE COMPANY, L.L.C.
EROC PRODUCTION, LLC
EAGLE ROCK PIPELINE GP, LLC
EAGLE ROCK ENERGY ACQUISITION CO., INC.
EAGLE ROCK UPSTREAM DEVELOPMENT COMPANY, INC.
ESCAMBIA ASSET CO. LLC
ESCAMBIA OPERATING CO. LLC
EAGLE ROCK ENERGY ACQUISITION CO. II, INC.
EAGLE ROCK UPSTREAM DEVELOPMENT COMPANY II, INC.
SUPERIOR GAS COMPRESSION, LLC
GALVESTON BAY GATHERING, LLC
CMA PIPELINE PARTNERSHIP, LLC
EAGLE ROCK FINANCE CORP.
EAGLE ROCK ENERGY G&P HOLDING, INC.
EAGLE ROCK MARKETING, LLC
EAGLE ROCK GAS SERVICES, LLC
EAGLE ROCK MID-CONTINENT HOLDING, LLC
EAGLE ROCK MID-CONTINENT ASSET, LLC
EAGLE ROCK MID-CONTINENT HOLDING, LLC
EAGLE ROCK CRUDE PIPELINES, LLC

By:  /s/ Jeffrey P. Wood

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and Lender

By:    /s/ Shiloh Davila
Name:    Shiloh Davila
Title:    Vice President

THE ROYAL BANK OF SCOTLAND, plc, as Co-Documentation Agent and Lender

By:    /s/ Sanjay Remond
Name:    Sanjay Remond
Title:    Director

BANK OF AMERICA, N.A., as a Lender

By:    /s/ Michael Clayborne
Name:    Michael Clayborne
Title:    Vice President

COMPASS BANK, as a Lender

By:    /s/ Ian Payne
Name:    Ian Payne
Title:    Vice President

CITIBANK, N.A., as a Lender

By:    /s/ Phil Ballard
Name:    Phil Ballard
Title:    Vice-President

COMERICA BANK, as a Lender

By:    /s/ Paul Edmonds
Name:    Paul Edmonds
Title:    Senior Vice President

ING CAPITAL, LLC, as a Lender

By:    /s/ Juli Bieser
Name:    Juli Bieser
Title:    Director

ROYAL BANK OF CANADA, as a Lender

By:    /s/ Mark Lumpkin, Jr.
Name:    Mark Lumpkin, Jr.
Title:    Authorized Signatory

REGIONS BANK, as a Lender

By:    /s/ Daniel G. Steele
Name:    Daniel G. Steele
Title:    Senior Vice President

THE BANK OF NOVA SCOTIA, as a Lender

By:    /s/ Gregory George
Name:    Gregory George
Title:    Managing Director

UBS LOAN FINANCE LLC, as a Lender

By:    /s/ Lana Gifas
Name:    Lana Gifas
Title:    Director

By:    /s/ Joselin Fernandes
Name:    Joselin Fernandes
Title:    Associate Director

CAPITAL ONE, N.A., as a Lender

By:    /s/ Michael Higgins
Name:    Michael Higgins
Title:    Vice President

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:    /s/ Justin M. Alexander
Name:    Justin M. Alexander
Title:    Senior Vice President

GOLDMAN SACHS LENDING PARTNERS LLC, as a Lender

By:    /s/ Michelle Latzoni
Name:    Michelle Latzoni
Title:    Authorized Signatory

WHITNEY BANK, as a Lender

By:    /s/ Donovan C. Broussard
Name:    Donovan C. Broussard
Title:    Senior Vice President